UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2015
Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Unicorn Park Drive Woburn, Massachusetts 01801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On July 29, 2015, Monotype Imaging Holdings Inc. (the “Company”) announced its financial results for the quarter and six months ended June 30, 2015. A copy of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits

            (d)       Exhibits

  The following exhibit relating to Items 2.02 shall be deemed to be furnished, and not filed:

99.1      Press Release issued by Monotype Imaging Holdings Inc. on July 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

July 29, 2015	By:	/s/ Scott E. Landers
Scott E. Landers
Chief Financial Officer, Chief Operating Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Monotype Imaging Holdings Inc. on July 29, 2015.